EXHIBIT 99.1
                                  PRESS RELEASE

 FIRST MARINER REPORTS HIGHER 2nd QUARTER PROFITS; ANNOUNCES SHARE
                                REPURCHASE PLAN
                    Total Assets increase 14%; Loans grow 16%

Baltimore, MD (July 20, 2004) -- First Mariner Bancorp (Nasdaq: FMAR), parent company of First Mariner Bank and Finance Maryland, LLC, today announced its net income for the 2nd quarter of 2004 increased 3%, totaling $1.373 million ($.22 per diluted share) compared to net income for the quarter ended June 30, 2003 of $1.328 million ($.23 per diluted share). For the six month period ended June 30, 2004, net income totaled $2.680 million ($.42 per diluted share), an increase of 8% from $2.483 million ($.43 per diluted share) for the same period last year. The Company also reported its total assets reached a record level, increasing 14% to $1.143 billion from last year's 2nd quarter.

Edwin F. Hale, Sr., First Mariner's Chairman and Chief Executive Officer said, "Continued growth in our commercial and consumer lines of business and solid asset quality have allowed us to continue to grow our earnings, despite the anticipated decline in our revenues derived from mortgage banking activities. Overall loan demand remained strong in the second quarter, with total loans increasing $86 million (+16%) from June 30, 2003. Demand for our deposit products also continued, as our deposits increased $45 million (+6%), and fee income from deposit products and ATMs also grew."

First Mariner also announced that its Board of Directors has approved a share repurchase program of up to 300,000 shares (approximately 5%)of the company's outstanding common stock. The repurchase program will consist of open market or private purchases of stock over the next 24 months.

Mr. Hale continued, "The approval of our common stock repurchase program reflects our Board's commitment to enhancing shareholder value, and provide additional flexibility in capital management."

Comparing June 30, 2004 balances to June 30, 2003, total assets grew to a record level of $1.143 billion, an increase of $139 million (+14%). Loans outstanding increased $86 million (+16%), fueled by growth in commercial loans of $50 million (+16%), bank consumer loans totaling $19 million (+35%), and Finance Maryland receivables which increased by $11 million (+66%). Residential construction and residential mortgage loans increased by $6 million (+4%). Total mortgage loan originations totaled $227 million for the second quarter of 2004, compared to $352 million for the same period of 2003. Total deposits increased by $45 million (+6%) as non-interest bearing checking accounts increased by $15 million (+12%), savings accounts grew by $12 million (+22%), and Certificates of Deposit increased $25 million (+7%). Interest bearing checking accounts decreased $6 million (-7%).


Financial Highlights for the second quarter of 2004 include:

     - Growth in loans and deposits fueled growth in total revenue of $1.232 million (+9%) compared the 2nd quarter of 2003. Net interest income increased by $1.783 million (+21%), while fee income declined by $551 thousand (-11%).

     - Growth in earning assets of $192 million (+23%) drove an increase in net interest income grew of $1.783 million (+21%). First Mariner's net interest margin decreased nominally to 3.92% from 3.95% for the 2nd quarter of 2003.

     - Credit quality continued to be strong. The provision for loan losses totaled $489 thousand compared to $902 thousand in the same quarter last year. The allowance for loan losses increased to $9.020 million from $8.206 million at June 30, 2004, and totaled 1.42% of loans outstanding compared to 1.50% last year. Non-performing assets decreased to $2.356 million (.21% of total assets) improving from $4.509 million (.45% of total assets) last year. Accruing Loans 90 days or more past due decreased to $6.177 million (.97% of total loans) from $9.688 million (1.77% of total loans) last year.

     - Non-interest income decreased by $551 thousand or 11%, reflecting an anticipated decline in fees earned through mortgage banking activities. Gains on sales of mortgage loans and other mortgage banking revenue decreased $603 thousand (-33%), as higher mortgage interest rates have curtailed a significant amount of refinance activity that was experienced in 2003. Deposit service charge and ATM income increased $75 thousand, while income from bank owned life insurance increased $107 thousand. First Mariner had no income from sales of investment securities in the second quarter of 2004 compared to $143 thousand in the same quarter last year.

     - Non-interest expenses increased by $1.706 million or 16%. Salaries and benefit expenses increased by $982 thousand due to higher staff levels to support growth, staff additions for expansion of Finance Maryland, and increased health insurance costs. Other non-interest expenses increased $596 thousand due to increases in ATM and debit card costs, marketing and business development costs, and lower gains from the disposition of other real estate owned.

     - Stockholders' Equity increased by $3.954 million (+7%). Growth in stockholders' equity reflects the retention of earnings for the twelve months ($5.5 million), purchases of common stock through the exercise of options, warrants, and participation in stock purchase plans totaling $3.4 million. These increases were partially offset by a decrease in the market value of securities classified as available for sale of $4.9 million. Capital Ratios were as follows: Leverage Ratio = 7.3%; Tier 1 risk-based ratio = 10.1%; Total Capital Ratio = 14.5%. All capital ratios exceed levels to qualify for "Well Capitalized" status under current regulatory definitions.


First Mariner Bancorp is a bank holding company with total assets of $1.143 billion. Its wholly owned banking subsidiary, First Mariner Bank, (total assets $1.107 billion) operates 23 full service bank branches in Baltimore, Anne Arundel, Harford, Howard, Talbot, and Worcester counties in Maryland, and the city of Baltimore. First Mariner Mortgage, a division of First Mariner Bank, operates 13 offices in Central Maryland, the Eastern Shore of Maryland, and Northern Virginia. Finance Maryland, LLC, (total assets $27.5 million) is a consumer finance subsidiary that currently operates 13 branches in Baltimore, Cecil, Frederick, Harford, Wicomico, and Washington counties in Maryland and three branches in Delaware. First Mariner Bancorp's common stock is traded on the Nasdaq National Market under the symbol "FMAR". First Mariner's web site address is www.1stMarinerBancorp.com, which includes comprehensive level investor information.

In addition to historical information, this press release contains forward-looking statements that involve risks and uncertainties, such as statements of the Company's plans and expectations regarding efficiencies resulting from new programs and expansion activities, revenue growth, anticipated expenses, and other unknown outcomes. The Company's actual results could differ materially from management's expectations. Factors that could contribute to those differences include, but are not limited to, changes in regulations applicable to the Company's business, successful implementation of the Company's branch expansion strategy, its concentration in real estate lending, increased competition, changes in technology, particularly internet banking, impact of interest rates, possibility of economic recession or slow down (which could impact credit quality, adequacy of loan loss reserve and loan growth) and control by and dependency on key personnel, particularly Edwin F. Hale, Sr., Chairman of the Board of Directors and CEO of the Company.

Contact: Mark A. Keidel - SVP/CFO 410-558-4281


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


FINANCIAL HIGHLIGHTS (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands, except per share data)
                                                                      For the three months ended June 30,
                                                                      2004           2003     $ Change      % Change
                                                           ----------------------------------------------------------
Summary of Earnings:
 Net interest income                                          $   10,227    $       8,444      1,783            21%
 Provision for loan losses                                           489              902       (413)          -46%
 Noninterest income                                                4,673            5,224       (551)          -11%
 Noninterest expense                                              12,519           10,813      1,706            16%
 Income before income taxes                                        1,892            1,953        (61)           -3%
 Income tax expense                                                  519              625       (106)          -17%
 Net income                                                        1,373            1,328         45             3%

Profitability and Productivity:
 Return on average assets                                           0.50%            0.58%        -            -15%
 Return on average equity                                           9.61%            9.78%        -             -2%
 Net interest margin                                                3.92%            3.95%        -             -1%
 Net overhead ratio                                                 2.83%            2.51%        -             13%
 Efficiency ratio                                                  84.02%           79.95%        -              5%
 Mortgage loan production                                        226,510          351,755   (125,245)          -36%
 Average deposits per branch                                      35,401           34,963        438             1%

Per Share Data:
 Basic earnings per share                                     $     0.24    $        0.25      (0.01)           -4%
 Diluted earnings per share                                   $     0.22    $        0.23      (0.01)           -4%
 Book value per share                                         $    10.04    $        9.97       0.07             1%
 Number of shares outstanding                                  5,765,543        5,408,574    356,969             7%
 Average basic number of shares                                5,743,659        5,401,633    342,026             6%
 Average diluted number of shares                              6,347,448        5,866,415    481,033             8%

Summary of Financial Condition:
 At Period End:
 Assets                                                       $1,143,250     $  1,004,700    138,550            14%
 Investment Securities                                           336,162          125,393    210,769           168%
 Loans                                                           633,589          547,141     86,448            16%
 Deposits                                                        814,224          769,195     45,029             6%
 Borrowings and repurchase agreements                            220,915          128,981     91,934            71%
 Stockholders' equity                                             57,898           53,944      3,954             7%

 Average for the period:
 Assets                                                       $1,115,202     $    915,516    199,686            22%
 Investment Securities                                           328,818          111,602    217,216           195%
 Loans                                                           635,425          544,820     90,605            17%
 Deposits                                                        796,785          713,568     83,217            12%
 Borrowings                                                      257,457          143,732    113,725            79%
 Stockholders' equity                                             57,492           54,463      3,029             6%

Capital Ratios:
 Leverage                                                            7.3%             7.5%        -             -3%
 Tier 1 Capital to risk weighted assets                             10.1%             9.8%        -              3%
 Total Capital to risk weighted assets                              14.5%            15.0%        -             -3%

Asset Quality Statistics and Ratios:
 Net Chargeoffs                                                      253              194         59            30%
 Non-performing assets                                             2,406            4,509     (2,103)          -47%
 90 Days or more deliquent loans                                   6,177            9,688     (3,511)          -36%
 Annualized net chargeoffs to average loans                         0.16%            0.14%        -             12%
 Non-performing assets to total assets                              0.21%            0.45%        -            -53%
 90 Days or more deliquent loans to total loans                     0.97%            1.77%        -            -45%
 Allowance for loan losses to total loans                           1.42%            1.50%        -             -5%
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
FINANCIAL HIGHLIGHTS (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands, except per share data)
                                                                       For the six months ended June 30,
                                                                      2004           2003     $ Change      % Change
                                                           ----------------------------------------------------------
Summary of Earnings:
 Net interest income                                          $   20,148    $      16,584      3,564            21%
 Provision for loan losses                                           789            1,452       (663)          -46%
 Noninterest income                                                9,394            9,945       (551)           -6%
 Noninterest expense                                              25,048           21,437      3,611            17%
 Income before income taxes                                        3,705            3,640         65             2%
 Income tax expense                                                1,025            1,157       (132)          -11%
 Net income                                                        2,680            2,483        197             8%

Profitability and Productivity:
 Return on average assets                                           0.50%            0.57%        -            -12%
 Return on average equity                                           9.15%            9.34%        -             -2%
 Net interest margin                                                3.99%            4.04%        -             -1%
 Net overhead ratio                                                 2.99%            2.67%        -             12%
 Efficiency ratio                                                  85.77%           81.39%        -              5%
 Mortgage loan production                                        424,396          610,237   (185,841)          -30%
 Average deposits per branch                                      35,401           34,963        438             1%

Per Share Data:
 Basic earnings per share                                     $     0.46    $        0.46         -              0%
 Diluted earnings per share                                   $     0.42    $        0.43      (0.01)           -2%
 Book value per share                                         $    10.04    $        9.97       0.07             1%
 Number of shares outstanding                                  5,765,543        5,408,574    356,969             7%
 Average basic number of shares                                5,728,560        5,398,331    330,229             6%
 Average diluted number of shares                              6,357,339        5,824,534    532,805             9%

Summary of Financial Condition:
 At Period End:
 Assets                                                       $1,143,250    $   1,004,700    138,550            14%
 Investment Securities                                           336,162          125,393    210,769           168%
 Loans                                                           633,589          547,141     86,448            16%
 Deposits                                                        814,224          769,195     45,029             6%
 Borrowings and repurchase agreements                            220,915          128,981     91,934            71%
 Stockholders' equity                                             57,898           53,944      3,954             7%

 Average for the period:
 Assets                                                       $1,076,840    $     880,716    196,124            22%
 Investment Securities                                           300,840          115,957    184,883           159%
 Loans                                                           625,865          539,352     86,513            16%
 Deposits                                                        777,445          681,101     96,344            14%
 Borrowings                                                      235,849          142,258     93,591            66%
 Stockholders' equity                                             58,895           53,615      5,280            10%

Capital Ratios:
 Leverage                                                            7.3%             7.5%        -             -3%
 Tier 1 Capital to risk weighted assets                             10.1%             9.8%        -              3%
 Total Capital to risk weighted assets                              14.5%            15.0%        -             -3%

Asset Quality Statistics and Ratios:
 Net Chargeoffs                                                      461              434         27             6%
 Non-performing assets                                             2,406            4,509     (2,103)          -47%
 90 Days or more deliquent loans                                   6,177            9,688     (3,511)          -36%
 Annualized net chargeoffs to average loans                         0.15%            0.16%        -             -9%
 Non-performing assets to total assets                              0.21%            0.45%        -            -53%
 90 Days or more delinquent loans to total loans                    0.97%            1.77%        -            -45%
 Allowance for loan losses to total loans                           1.42%            1.50%        -             -5%

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

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)
                                                                                 As of June 30,
                                                                  2004         2003     $ Change     % Change
                                                             ------------------------------------------------
Assets:
 Cash and due from banks                                        $33,644      $57,549     (23,905)      -42%
 Interest-bearing deposits                                       31,159       97,745     (66,586)      -68%
 Available-for-sale investment securities, at fair value        336,162      125,393     210,769       168%
 Loans held for sale                                             48,158      132,158     (84,000)      -64%
 Loans receivable                                               633,589      547,141      86,448        16%
 Allowance for loan losses                                       (9,020)      (8,206)       (814)       10%
                                                             --------------------------------------
 Loans,net                                                      624,569      538,935      85,634        16%
 Other real estate owned                                             42        1,902      (1,860)      -98%
 Restricted stock investments, at cost                            7,015        3,040       3,975       131%
 Property and equipment                                          17,457       18,063        (606)       -3%
 Accrued interest receivable                                      5,651        4,542       1,109        24%
 Deferred income taxes                                            4,942        1,553       3,389       218%
 Prepaid expenses and other assets                               34,451       23,820      10,631        45%
                                                             --------------------------------------
Total Assets                                                 $1,143,250   $1,004,700     138,550        14%
                                                             ======================================

Liabilities and Stockholders' Equity:
Liabilities:
 Deposits                                                    $  814,224   $  769,195      45,029         6%
 Borrowings                                                     195,915      103,981      91,934        88%
 Repurchase agreements                                           25,000       25,000          -          0%
 Junior subordinated deferrable interest debentures              47,939       47,299         640         1%
 Accrued expenses and other liabilities                           2,274        5,281      (3,007)      -57%
                                                             -------------------------------------
Total Liabilities                                             1,085,352      950,756     134,596        14%

Stockholders' Equity                                                -
 Common Stock                                                       288          270          18         7%
 Additional paid-in-capital                                      51,407       48,088       3,319         7%
 Retained earnings (deficit)                                      8,976        3,437       5,539       161%
 Accumulated other comprehensive income (loss)                   (2,773)       2,149      (4,922)     -229%
                                                             -------------------------------------
Total Stockholders Equity                                        57,898       53,944       3,954         7%
                                                             -------------------------------------
Total Liabilities and Stockholders' Equity                   $1,143,250   $1,004,700     138,550        14%
                                                             =====================================

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
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)                                             For the three months         For the six months
                                                                      ended June 30,               ended June 30,
                                                                   2004            2003         2004          2003
                                                              ----------------------------------------------------
Interest Income:
 Investments and interest-bearing deposits                    $   3,392        $    1,715       6,429        3,571
 Loans                                                           12,306            12,053      24,410       23,374
                                                              ----------------------------------------------------
Total Interest Income                                            15,698            13,768      30,839       26,945

Interest Expense:
 Deposits                                                         3,140             3,447       6,250        6,640
 Borrowings and repurchase agreements                             2,331             1,877       4,441        3,721
                                                              ----------------------------------------------------
Total Interest Expense                                            5,471             5,324      10,691       10,361
                                                              ----------------------------------------------------

Net Interest Income Before Provision for Loan Losses             10,227             8,444      20,148       16,584

Provision for Loan Losses                                           489               902         789        1,452
                                                              ----------------------------------------------------

Net Interest Income After Provision for Loan Losses               9,738             7,542      19,359       15,132

Noninterest Income:
 Service fees on deposits                                         1,693             1,668       3,241        3,203
 ATM Fees                                                           719               669       1,343        1,253
 Gains on sales of mortgage loans                                   769             1,339       1,695        2,634
 Other mortgage banking revenue                                     477               510         842          941
 Gains on sales of investment securities                             -                143         340          189
 Non-deposit investment product commissions                         179               145         417          355
 Income from bank owned life insurance                              282               175         515          370
 Other                                                              554               575       1,001        1,000
                                                                --------------------------------------------------
Total Noninterest Income                                          4,673             5,224       9,394        9,945

Noninterest Expense:
 Salaries and employee benefits                                   6,413             5,431      12,952       10,853
 Net occupancy                                                    1,490             1,463       3,025        2,785
 Furniture, fixtures and equipment                                  746               708       1,465        1,396
 Advertising                                                        321               289         677          585
 Data Processing                                                    530               511       1,045          986
 Professional services                                              238               226         429          539
 Other                                                            2,781             2,185       5,455        4,293
                                                                --------------------------------------------------
Total Noninterest Expense                                        12,519            10,813      25,048       21,437

Income Before Income Taxes                                        1,892             1,953       3,705        3,640

Income Tax Expense                                                  519               625       1,025        1,157
                                                                --------------------------------------------------
Net Income                                                      $ 1,373        $    1,328       2,680        2,483
                                                                ==================================================

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

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES (UNAUDITED)
First Mariner Bancorp
(Dollars in thousands)
                                                                   For the three months ended June 30,
                                                                       2004                       2003
                                                             Average         Yield/       Average       Yield/
                                                             Balance         Rate         Balance       Rate
                                                             -------------------------------------------------
Assets:
 Loans
 Commercial Loans and LOC                                     $     77,502   5.87%         $   67,636   6.33%
 Comm/Res Construction                                              48,759   7.22%             33,579   6.78%
 Commercial Mortgages                                              251,651   6.86%            213,597   7.36%
 Residential Constr - Cons                                         117,345   7.16%            119,179   8.01%
 Residential Mortgages                                              41,284   6.55%             40,501   7.87%
 Consumer                                                           98,884  10.51%             70,328  10.91%
                                                              ------------                 ----------
 Total Loans                                                       635,425   7.37%            544,820   7.83%

 Loans held for sale                                                43,966   4.75%            106,712   4.97%
 Available for sale securities, at fair value                      328,818   4.00%            111,602   5.18%
 Interest bearing deposits                                          18,455   0.94%             75,122   1.17%
 Restricted stock investments, at cost                               6,984   3.45%              3,364   4.18%
                                                              ------------                 ----------

 Total earning assets                                            1,033,648   6.05%            841,620   6.48%

 Allowance for loan losses                                          (8,888)                    (7,747)
 Cash and other non earning assets                                  90,442                     81,643
                                                              ------------                 ----------

Total Assets                                                  $  1,115,202                 $  915,516
                                                              ============                 ==========
Liabilities and Stockholders' Equity:
 Interest bearing deposits
 NOW deposits                                                       65,409   0.30%             63,195   0.53%
 Savings deposits                                                   67,975   0.33%             55,859   0.74%
 Money market deposits                                             150,385   0.76%            149,130   1.06%
 Time deposits                                                     370,482   2.99%            328,661   3.51%
                                                               -----------                 ----------
 Total interest bearing deposits                                   654,251   1.93%            596,845   2.32%

 Borrowings                                                        257,457   3.64%            143,732   5.24%
                                                               -----------                 ----------

 Total interest bearing liabilities                                911,708   2.41%            740,577   2.88%

 Noninterest bearing demand deposits                               142,534                    116,723
 Other liabilities                                                   3,468                      3,753
 Stockholders' Equity                                               57,492                     54,463
                                                               -----------                 ----------
Total Liabilities and Stockholders' Equity                     $ 1,115,202                 $  915,516
                                                               ===========                 ==========
Net Interest Spread                                                          3.63%                      3.60%

Net Interest Margin                                                          3.92%                      3.95%

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